UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011  (June 19, 2011)

Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (832) 308-4000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2011, Cardtronics USA, Inc. (the "Purchaser"), a wholly-owned subsidiary of Cardtronics, Inc. (the "Company"), entered into a Securities Purchase Agreement (the "Agreement") by and among the Purchaser, Efmark Deployment I, Inc. ("Efmark"), EDC ATM Subsidiary, LLC ("EDC ATM" and, together with Efmark, the "Companies"), and EDC Holding Company, LLC (the "Seller"), to purchase all of the outstanding securities of EDC ATM and Efmark (collectively, the "EDC Securities") from the Seller.

Pursuant to the Agreement, the Purchaser will acquire the EDC Securities for a total payment of $145 million (the "Purchase Price") in cash, which includes (1) the aggregate amount required to be paid (including principal, interest, prepayment penalties and premiums and other fees or expenses) in order to fully prepay and discharge all indebtedness of the Companies at closing, and (2) the aggregate amount of all fees and expenses incurred by the Companies in connection with the Agreement.

The Agreement contains customary representations and warranties, covenants and indemnification obligations of the parties. In addition, the Seller has agreed that it will, and shall cause its affiliates to, refrain from competing, directly or indirectly, with the Company's ATM business for a period of two years after the closing date, on and subject to the terms specified in the Agreement.

The consummation of this transaction is subject to the satisfaction of certain closing conditions, including: (1) the absence of any law or order prohibiting the closing; (2) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; and (3) other customary closing conditions. The Agreement may be terminated prior to closing pursuant to termination provisions that are typical of a transaction of this type, including the right of either party to terminate the Agreement if the closing has not occurred within 90 days from the date of the Agreement. The Company intends to fund the acquisition primarily through its revolving credit facility, the capacity of which will increase from $175 million to $220 million upon the closing of the acquisition. The Company has obtained the necessary approvals to consummate the transaction from its Board of Directors and anticipates that this transaction will be completed during the Company's third quarter ending September 30, 2011.

As a result of the Agreement, the Company will gain ownership to and control over the ATM business operated by EDC ATM. As of the date of this filing, the EDC ATM business includes the operation of over 3,700 ATMs across 47 states, with the majority of the machines located in high-traffic convenience store locations.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the copy of the Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2011 to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Purchaser. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Purchaser, the Company, the Seller, EDC ATM, Efmark or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Item 8.01. Other Events.

On June 21, 2011, the Company issued a press release announcing the signing of a definitive agreement to acquire the EDC Securities. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company will host a conference call on Wednesday, June 22, 2011, at 7:30 a.m. Central Time (8:30 a.m. Eastern Time) to discuss this acquisition. To access the call, please call the conference call operator at (877) 303-9205 or (760) 536-5226 and request to be connected to the "Cardtronics EDC Acquisition Call." Additionally, a live audio webcast of the conference call will be available online through the investor relations section of the Company's website at http://www.cardtronics.com.

A digital replay of the conference call will be available through Wednesday, July 6, 2011, and can be accessed by calling (800) 642-1687 or (706) 645-9291 and entering 77822870 for the conference ID. A replay of the conference call will also be available online through the Company's website subsequent to the call through July 21, 2011.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this document and the exhibits furnished herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it currently anticipates. The Company's forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (1) the Company's financial outlook and the financial outlook of the ATM industry; (2) the Company's ability to respond to recent and future regulatory changes, including implementation of regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which may impact the ATM and financial services industries; (3) the Company's ability to respond to potential reductions in the amount of interchange fees that it receives from global and regional debit networks for transactions conducted on its ATMs; (4) the Company's ability to provide new ATM solutions to financial institutions; (5) the Company's ATM vault cash rental needs, including potential liquidity issues with its vault cash providers; (6) the implementation of the Company's corporate strategy; (7) the Company's ability to compete successfully with new and existing competitors; (8) the Company's ability to renew and strengthen its existing customer relationships and add new customers; (9) the Company's ability to meet the service levels required by its service level agreements with its customers; (10) the Company's ability to pursue and successfully integrate this and other future possible acquisitions; (11) the Company's ability to successfully manage its existing international operations and to continue to expand internationally; (12) the Company's ability to prevent security breaches; (13) the Company's ability to manage the risks associated with its third-party service providers failing to perform their contractual obligations (14) the Company's ability to manage concentration risks with key customers, vendors and service providers; (15) changes in interest rates and foreign currency rates; and (16) the additional risks the Company is exposed to in its armored transport operations. Other factors that could cause the Company's actual results to differ from its projected results are described in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, its reports and registration statements filed from time to time with the Securities and Exchange Commission and other announcements it makes from time to time.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated June 21, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics Inc. (Registrant)
June 21, 2011 (Date)	/s/ J. CHRIS BREWSTER J. Chris Brewster Chief Financial Officer